UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NOBLE ROMAN’S, INC.
(Name of Registrant as Specified in Its Charter)

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☐	Fee paid previously with preliminary materials
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NOBLE ROMAN’S, INC.

6612 E. 75TH STREET, SUITE 450

INDIANAPOLIS, INDIANA 46250

 (317) 634-3377

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 16, 2025

To the Shareholders of Noble Roman’s, Inc.:

We are notifying you that the 2025 annual meeting of shareholders of Noble Roman’s, Inc., an Indiana corporation (“Noble Roman’s” or the “Company”), will be held at 10:30 a.m. local time on Tuesday, September 16, 2025, at the conference room in Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250, for the following purposes:

1.	To elect one Class II director, to serve until the 2028 annual meeting of shareholders or until his successor is elected and qualified;and

2.	To transact any other business that is properly brought before the annual meeting or any adjournment thereof.

Noble Roman’s Board of Directors has fixed the close of business on August 25, 2025, as the record date to determine the shareholders who are entitled to notice of, and to vote at, the annual meeting. Only holders of record of Noble Roman’s common stock at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof.

Please read carefully the accompanying proxy statement. The proxy statement is deemed incorporated by reference in and forms a part of this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 16, 2025 – the Proxy Statement and the Annual Report on Form 10-K are available at www.nobleromans.com under the heading “Investor Relations.”

Mr. Paul W. Mobley has been nominated for re-election to our Board and unanimously endorsed by the Board of Directors.

Whether or not you plan to attend the annual meeting in person, please promptly complete, sign, date and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the annual meeting. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote “FOR” the Board’s nominee for election and in accordance with the best judgment of the persons named in the enclosed form of proxy on any other matter to properly come before the shareholders at the annual meeting pursuant to the discretionary authority granted by the proxy. You may attend the annual meeting and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee with respect to the procedure for you to vote in person.

By Order of the Board of Directors of Noble Roman’s, Inc.

/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer

August 29, 2025

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NOBLE ROMAN’S, INC.

6612 E. 75TH STREET, SUITE 450

INDIANAPOLIS, INDIANA 46250

(317) 634-3377

PROXY STATEMENT

Annual Meeting of Shareholders

September 16, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Noble Roman’s, Inc., an Indiana corporation ( “Noble Roman’s,”  “we” or the  “Company”), for use at the annual meeting of shareholders to be held on Tuesday, September 16, 2025 at 10:30 a.m., local time, in the conference room in Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250, and any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of the annual meeting of shareholders.

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, or the one of them who acts, will vote all shares subject to the proxy as follows:

1.

FOR the election of Mr. Paul W. Mobley, Executive Chairman and Chief Financial Officer of the Company, as a Class II director of the Company, to serve until the 2028 annual meeting of shareholders or until his successor is elected and qualified; and

2.	In their discretion on the transaction of such other business as may properly come before the annual meeting.

This proxy statement, the notice of annual meeting and the accompanying proxy form were first mailed to the holders of our common stock on or about August 29, 2025. We will bear the entire expense of soliciting proxies, which we estimate to be $7,500. Proxies will be solicited by mail initially. Our directors and officers also may solicit proxies personally or by telephone or other means, but they will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

Mr. Paul W. Mobley has been nominated for re-election to the Board and unanimously endorsed by the Board of Directors.

A shareholder who executes a proxy may revoke it at any time before it is exercised by delivering to us another proxy bearing a later date, by submitting written notice of the revocation to our corporate secretary, or by personally appearing at the annual meeting and casting a contrary vote. You may attend the annual meeting and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee with respect to the procedure for you to vote in person.

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VOTING RIGHTS AND SOLICITATION OF PROXIES

Only common shareholders of record at the close of business on August 25, 2025 are entitled to notice of, and to vote at, the annual meeting. On such date, there were 22,215,512 shares of our common stock outstanding. There are approximately 200 holders of record of our common stock. Holders of common stock are entitled to one vote for each share held on each matter to be voted upon at the annual meeting.

The Company’s Amended and Restated By-Laws (the “By-Laws”) provide that the holders of a majority of the Company’s outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and “broker non-votes” will be counted as present for the purpose of determining the presence of a quorum.

A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The election of directors is not considered a “routine” matter. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the election of directors. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the election of directors.

The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the meeting and eligible to vote is required for the election of the director nominee. For this year’s meeting, the Board of Directors has duly nominated Paul W. Mobley for election as a Class II director.

The affirmative vote of holders of a majority of the shares present in person or represented by proxy at the meeting and voting on such matter will be required for the approval of any other matter that might be properly raised and submitted to a vote at the meeting. Consistent with our By-Laws the agenda for this year’s meeting is set and no additional matters may be submitted for the vote of our shareholders at the meeting other than procedural issues such as adjournment, postponement or continuation. On procedural issues, all shares represented by proxy may be voted at the discretion of the attorneys-in-fact named in the proxies, to the extent permitted by law.

ELECTION OF DIRECTORS

At the 2025 annual meeting of shareholders, the shareholders will elect one Class II director to serve until the 2028 annual meeting of shareholders or until his successor is duly elected and qualified. The Board of Directors has nominated Paul W. Mobley, Executive Chairman and Chief Financial Officer of the Company, for re-election as a Class II director. Mr. Mobley is currently a director of the Company, has consented to being named in this proxy statement and has agreed to continue to serve as director, if elected.

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Should the director nominee become unavailable to serve or declines to serve for good cause, the Company expects that such person named in the proxy card will vote for the election of another person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause the nominee to be unavailable for election or to decline to serve, but if it were to occur, the Board of Directors would act to designate a replacement nominee in accordance with the Company’s By-Laws.

Mr. Paul W. Mobley, as the Executive Chairman and Chief Financial Officer of the Company, brings extensive knowledge and a unique understanding of the Company and its operations and the industries in which the Company competes.

The Board of Directors recommends a vote “FOR” the election of the nominee.

Set forth below is certain information regarding the director nominees, the executive officers and the directors of the Company:

Name	Age	Positions with the Company
Paul W. Mobley	84	Executive Chairman of the Board, Chief Financial Officer and Class II Director
A. Scott Mobley	61	Chief Executive Officer, President, Secretary and Class III Director
Douglas H. Coape-Arnold	79	Class I Director
Marcel Herbst	54	Class I Director
Troy Branson	61	Executive Vice President of Franchising

The officers of the Company serve at the discretion of the Board of Directors.  The Board of Directors has a classified structure in which the directors are divided into three classes with approximately one-third of the directors standing for election each year.  Under this structure, directors serve staggered three-year terms or until their successors are duly elected and qualified.  At this year’s meeting, one Class II director is standing for re-election. William Wildman served as a Class II director until his death in 2025. In connection with Mr. Wildman’s death, the Board of Directors reduced the size of the Board to four directors.

The following is a brief description of the previous business background of the director nominees and our executive officers and directors:

Paul W. Mobley has been Executive Chairman of the Board and Chief Financial Officer since November 2014.  Prior to November 2014, Mr. Mobley was Chairman of the Board, Chief Executive Officer and Chief Financial Officer since December 1991, and a director since 1974.  Mr. Mobley was President of the Company from 1981 to 1997.  From 1975 to 1987, Mr. Mobley was a significant shareholder and president of a company which owned and operated 17 Arby’s franchise restaurants.  From 1974 to 1978, he also served as Vice President and Chief Operating Officer of the Company and from 1978 to 1981 as its Senior Vice President.  Mr. Mobley has a B.S. in Business Administration from Indiana University. He is the father of A. Scott Mobley.

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A. Scott Mobley has been President and Chief Executive Officer since November 2014. Prior to November 2014, Mr. Mobley was President and Chief Operating Officer since 1997. He has served as a director since 1992, and Secretary since 1993. Mr. Mobley was Vice President from 1988 to 1997, and from 1987 until 1988 he also served as Director of Marketing for the Company. Prior to joining the Company Mr. Mobley was a strategic planning analyst with a division of Lithonia Lighting Company. Mr. Mobley has a B.S. in Business Administration from Georgetown University, and an MBA from Indiana University. He is the son of Paul W. Mobley.

Douglas H. Coape-Arnold has been a director of the Company since 1999. Mr. Coape-Arnold has been Managing General Partner of Geovest Capital Partners, L.P. since 1997, and was Managing Director of TradeCo Global Securities, Inc. from 1994 to 2002. Mr. Coape-Arnold is a Chartered Financial Analyst.

Marcel Herbst has been a director of the Company since July 2016. Mr. Herbst is the co-founder and portfolio manager of Herbst Capital Management, LLC and has over 15 years of investment experience in equities, fixed income and commodities. Mr. Herbst started his professional career in 1991 in Germany with a commercial diploma in banking. Prior to founding Herbst Capital Management, LLC, Mr. Herbst had more than 10 years’ experience in the management of hospitality services for large, upscale, branded properties in the U.S. and Europe. Most recently he served as the Director of Food and Beverage at the 1544 room Hilton Chicago, overseeing $40 million in annual food and beverage revenue. Mr. Herbst has a Bachelor degree of Business Administration from Schiller International University in Heidelberg, Germany and a Masters degree of Management in Hospitality concentrating in food and beverage from Cornell University.

Troy Branson has been Executive Vice President of Franchising for the Company since 1997, and from 1992 to 1997, he was Director of Business Development. Before joining the Company, Mr. Branson was an owner of Branson-Yoder Marketing Group from 1987 to 1992. Mr. Branson received a B.S. in Business from Indiana University.

When determining whether the directors and the director nominee have the experience, qualifications, attributes, diversity and skills, taken as a whole, to enable the Board of Directors to satisfy its responsibilities to the Company effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each of the directors’ individual biographies above, in particular with respect to: (a) Paul W. Mobley, his financial acumen and his extensive knowledge and understanding of the Company and its operations, other franchisor business and the industries in which the Company competes; (b) A. Scott Mobley, his extensive knowledge and understanding of the Company and its operations, as well as the industries in which the Company competes; (c) Douglas H. Coape-Arnold, his financial acumen and strong business background; and (d) Marcel Herbst, his financial acumen and his strong background in business and finance.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 25, 2025, there were 22,215,512 shares of the Company’s common stock outstanding.  The following table sets forth the amount and percentage of the Company’s common stock beneficially owned on August 25, 2025, including shares that may be acquired by the exercise of options, by: (A) each director and named executive officer individually; (B) each beneficial owner of more than 5% of the Company’s outstanding common stock known to the Company; and (C) all executive officers and directors as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Common Stock(2)
Corbel Capital Partners SBIC, L.P.	2,468,362	(3)	9.9999%
Paul W. Mobley	3,572,702	(4)	15.0
A. Scott Mobley	1,944,578	(5)	8.4
Douglas H. Coape-Arnold	325,0	(6)	1.4
Marcel Herbst	350,000	(7)	1.6
Troy Branson	417,500	(8)	1.8
BT Brands, Inc. and Gary Copperud	1,800,823	(9)	8.1
All executive officers and directors as a group (5 persons)	6,609,780		25.6%

(1)	All shares owned directly with sole investment and voting power, unless otherwise noted.

(2)

The percentage calculations are based upon 22,215,512 shares of the Company’s common stock issued and outstanding as of the most recent practicable date and, for each officer or director of the group, the number of shares subject to options, warrants or conversion rights exercisable within 60 days of August 25, 2025.

(3)

According to the information provided to the Company in an amendment to Schedule 13G, filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2025, Corbel Capital Partners, SBIC L.P. and affiliates beneficially own, by exercising all of their outstanding warrants, up to 3,000,000 of the outstanding shares of common stock. However, Corbel agreed that only warrants for up to 9.99999% of the outstanding shares of common stock are exercisable (the “Warrant Blocker”). The beneficial ownership listed above takes into account the Warrant Blocker meaning all of their warrants cannot be exercised. The Schedule 13G, as amended, states that the reporting persons have shared voting power and shared dispositive power for all such shares. The reporting persons’ address is 11777 San Vicente Blvd., Suite 777, Los Angeles, California 90049.

(4)

The total includes 876,667 shares of common stock subject to options granted under a stock option plan, 400,000 shares issuable upon conversion of convertible notes and warrants to purchase 350,000 shares. Mr. Mobley’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(5)	The total includes 951,667 shares of common stock subject to options granted under a stock option plan. Mr. Mobley’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(6)	The total includes 325,000 shares of common stock subject to options granted under a stock option plan. Mr. Coape-Arnold’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(7)	The total includes 330,000 shares of common stock subject to options granted under a stock option plan. Mr. Herbst’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(8)	The total includes 417,500 shares of common stock subject to options granted under a stock option plan. Mr. Branson’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(9)

According to information provided to the Company in an amendment to Schedule 13D filed with the SEC on April 26, 2023, the total includes 379,176 shares for which Mr. Copperud states he has sole voting power, with only 176,031 of those shares he claims sole dispositive power, and 1,421,647 shares for which BT Brands, Inc. states it has sole voting power and sole dispositive power. The reporting persons’ address is 405 Main Avenue West, Suite 2D, West Fargo, North Dakota 58078.

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CORPORATE GOVERNANCE

For a number of years until November 2014, the Company operated using a common U.S. board leadership structure under which the Chief Executive Officer also served as Chairman of the Board of Directors. In November 2014, the Company determined to separate these roles and appointed Paul W. Mobley to serve as the Executive Chairman of the Board of Directors and A. Scott Mobley to serve as Chief Executive Officer. The Company may elect to combine these positions in the future if it determines it is best for the Company and its shareholders.

Our whole Board of Directors has responsibility for the oversight of risk management. Our whole Board of Directors from time to time discusses with management areas of material risk exposures, their potential impact on the Company, the steps we take to monitor risk exposure, and controls to mitigate such exposures.

The Company has adopted a code of ethics for its senior executive and financial officers. The code of ethics can be obtained without charge by contacting the Company’s executive office at 6612 E. 75th Street, Suite 450, Indianapolis, Indiana, and requesting a copy of the code of ethics.

In 2024, the Board of Directors met three times, and each of the directors of the Company attended the meetings of the Board of Directors, in addition two actions were taken by unanimous written consent of all directors. All directors are encouraged to attend our annual meeting of shareholders. The Company last held an annual meeting of shareholders on August 27, 2024, at which all directors were in attendance. The Company does not have standing audit, compensation, or nominating and corporate governance committees.

Certain Relationships and Transactions

The Company has reviewed all transactions to which the Company and officers and directors of the Company are a party or have a financial interest. The Board of Directors of the Company has adopted a policy that all transactions between the Company and its officers, directors, principal shareholders and other affiliates must be approved by a majority of the Company’s disinterested directors and be conducted on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

The Company’s Board of Directors is currently comprised of: Paul W. Mobley, our Executive Chairman and Chief Financial Officer; A. Scott Mobley, our President and Chief Executive Officer; Douglas H. Coape-Arnold; and Marcel Herbst. For the purpose of determining director independence, the Company has adopted the New York Stock Exchange definition of independence. The Board of Directors has determined that Mr. Coape-Arnold, Mr. Herbst is an independent director under that definition. The Board of Directors had also determined that Mr. Wildman was an independent director under that definition prior to his death.

Board Role in Audit Process

The Board of Directors does not have a separately established audit committee. Because no separate audit committee has been established, the Board of Directors as a whole performs certain functions ordinarily delegated to an audit committee. The Board of Directors determined that each of Mr. Coape-Arnold and Mr. Herbst were qualified as an “Audit Committee Financial Experts.” The Board of Directors had also determined that Mr. Wildman was qualified as an “Audit Committee Financial Expert” prior to his death.

The Board of Directors has reviewed, and communicated with management and with Sassetti LLC (“Sassetti”), the Company’s independent auditor, with respect to, the Company’s audited consolidated financial statements as of December 31, 2024 and for the year then ended. The Board of Directors also has communicated with Sassetti with respect to the matters required to be discussed by Statement on Auditing Standard No. 1301, “Communication with Audit Committees.” The Board of Directors has received the written disclosures and the letter from Sassetti required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Board of Directors concerning independence and has communicated with the independent accountant with respect to the independent accountant’s independence. Based upon the Board of Directors’ review and communications noted above, the Board of Directors authorized the audited consolidated financial statements of the Company to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

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Board of Directors of Noble Roman’s, Inc.

Paul W. Mobley, A. Scott Mobley, Douglas Coape-Arnold and

Marcel Herbst

Board Role in Nominations

The Company does not have a standing nominating committee. The Board of Directors does not believe that a nominating committee is necessary due to the Company’s relatively small size, the relatively small size of its Board of Directors, and its historically limited need to add new directors. When the Company has had a vacancy on the Board of Directors, the entire board has participated in the nomination process. The Board expects all of the directors to participate in the nomination process and in the review of potential nominees. The Board of Directors does not have a formal policy regarding the consideration of shareholder nominees; however, the board will consider candidates on a case-by-case basis. There are no specific qualifications that a candidate must have in order to be considered. When a vacancy exists, the Board generally relies on the personal knowledge and references of the directors and publicly available data to identify potential nominees. Due to the reduction in the size of the Board of Directors following Mr. Wildman’s death, there is no current vacancy on the Board.

The Company’s By-Laws contain the procedures by which shareholders may nominate directors. Among other items, these provisions set forth the procedures that shareholders must follow in order for a shareholder nominee to be considered at a meeting, the information that a shareholder must provide to the Company with respect to itself and the nominee, and the deadlines by which a shareholder nomination must be received in order to be considered at a meeting.

Board Role in Compensation Determinations

The Company does not have a standing compensation committee. The compensation program is supervised by the entire Board of Directors. The Board of Directors does not believe that a compensation committee is necessary due to the Company’s relatively small size and the relatively small size of its Board of Directors. All directors participate in compensation discussions. A director that is also an officer does not vote on his own compensation. The compensation of the Executive Chairman/Chief Financial Officer and the President/Chief Executive Officer of the Company has been set by long-term contracts with those individuals. The compensation of other executive officers of the Company is recommended by the Executive Chairman/Chief Financial Officer and President/Chief Executive Officer and reviewed by the Company’s Board of Directors as it deems appropriate. Other than the Executive Chairman/Chief Financial Officer and President/Chief Executive Officer, no other executive officer participates in the compensation process.

Communication with the Board

Communications by shareholders or by other parties may be sent to the Board of Directors by U.S. mail or overnight delivery and should be addressed to the Board of Directors c/o Secretary, Noble Roman’s, Inc., 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250. Communications directed to the entire Board of Directors, or one or more directors, will be reviewed by the Secretary and forwarded to the Board of Directors as appropriate and may be made anonymously.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Because no separate Compensation Committee has been established, the Board of Directors, as a whole, performs certain functions ordinarily delegated to a Compensation Committee. Paul W. Mobley, A. Scott Mobley, Douglas H. Coape-Arnold, Marcel Herbst and William Wildman all participated in executive compensation decisions for the year ended December 31, 2024.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2023 and 2024

The following table sets forth the cash and non-cash compensation awarded to or earned by the Executive Chairman of the Board and Chief Financial Officer, the Chief Executive Officer, President and Secretary and the one other highest paid executive officer of the Company.

Name and Principal Position(s)	Year	Salary	Non-Equity Incentive Compensation	Option Awards(1)	Total Compensation
Paul W. Mobley	2024	$330,750	$-	$12,667	$343,417
Executive Chairman of the Board and Chief Financial Officer	2023	$330,750	$-	$-	$330,750

A. Scott Mobley	2024	$485,043	$-	$8,867	$493,910
Chief Executive Officer, President and Secretary	2023	$484,976	$-	$-	$484,976

Troy Branson	2024	$240,668	$-	$3,200	$243,868
Executive Vice President	2023	$202,472	$-	$-	$202,472

(1) These amounts represent the grant date fair value of the option awards. See “—Equity Incentive Awards” for information regarding valuation of stock option grants.

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Equity Incentive Awards

The Company maintains an employee stock option plan for our employees, officers and directors that is designed to motivate them to increase shareholder value. Any employee, officer or director of the Company is eligible to be awarded options under the plan. The employee stock option plan provides that any options issued pursuant to the plan for non-director employees will have a three-year vesting period and for director employees will vest one-third each year and both will expire ten years after the date of grant. The vesting period is intended to provide incentive for longevity with the Company. Awards under the plan are periodically made at the recommendation of the Executive Chairman/Chief Financial Officer and President/Chief Executive Officer, and then approved by the Board of Directors. The employee stock option plan does not have a limit on the number of shares that may be issued under the plan.

The Summary Compensation Table includes the grant date fair value for stock options granted in 2024 to the named executive officers under the Company’s employee stock option plan. The Company determines the grant date fair value of stock options calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 9 to the Notes to the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, for a discussion of the Company’s determination of the grant date fair value of stock options.

Employment Agreements

Paul W. Mobley has an employment agreement with the Company which: (A) fixes his base compensation at $714,000 per year for 2024 (although Mr. Mobley voluntarily reduced his base compensation to $330,750 for 2024 and 2023 and pursuant to an agreement entered into in conjunction with the Company’s credit facility in 2020, Mr. Mobley agreed to limit his salary in future years to a 5% per annum increase); (B) provides for reimbursement of travel and other expenses incurred in connection with his employment, including the furnishing of an automobile and health and accident insurance similar to that provided other employees; and (C) provides life insurance in an amount related to his base salary. The initial term of the agreement is seven years and the term automatically renews each year for a seven-year period unless the Board of Directors takes specific action to not renew. The agreement is terminable by the Company for cause as defined in the agreement. The agreement does not provide for any benefits payable as a result of a change of control of the Company.

A. Scott Mobley has an employment agreement with the Company which: (A) fixes his base compensation at $643,860 per year for 2024 (although Mr. Mobley voluntarily reduced his base compensation to $485,043 in 2024 and $484,976 in 2023) and pursuant to an agreement entered into in conjunction with the Company’s credit facility in 2020 Mr. Mobley agreed to limit his salary in future years to a 5% per annum increase); (B) provides for reimbursement of travel and other expenses incurred in connection with his employment, including the furnishing of an automobile and health and accident insurance similar to that provided other employees; and (C) provides life insurance in an amount related to his base salary. The initial term of the agreement is five years and the term automatically renews each year for a five-year period unless the Board of Directors takes specific action to not renew. The agreement is terminable by the Company for cause as defined in the agreement. The agreement does not provide for any benefits payable as a result of a change of control of the Company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the number of outstanding equity awards of the executive officers named in the Summary Compensation Table as of December 31, 2024.

	Option Awards[1]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Paul W. Mobley	70,000		1.00	6/23/25
	60,000		0.53	7/7/26
	70,000		0.51	7/7/27
	70,000		0.623	7/6/28
	80,000		0.60	7/2/29
	70,000		0.40	9/30/30
	70,000		0.70	7/2/31
	46,667	23,333	0.22	6/1/32
		316,667	0.38	8/24/34
A. Scott Mobley	70,000		1.00	6/23/25
	70,000		0.53	7/7/26
	90,000		0.51	7/7/27
	80,000		0.623	7/6/28
	100,000		0.60	7/2/29
	80,000		0.40	9/30/30
	120,000		0.70	7/2/31
	80,000	40,000	0.22	6/1/32
		221,667	0.38	8/24/34
Troy Branson	40,000		1.00	6/23/25
	35,000		0.53	7/7/26
	42,500		0.51	7/7/27
	42,500		0.623	7/6/28
	42,500		0.60	7/2/29
	30,000		0.40	9/30/30
	35,000		0.70	7/2/31
		70,000.022		6/1/32
		80,000	0.38	8/24/34

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    The employee stock option plan provides that any options issued pursuant to the plan for non-director employees will have a three-year vesting period and for director employees will vest one-third each year, so long as the optionee continues to be employed by the Company, and both will expire ten years after the date of grant.

PAY VERSUS PERFORMANCE

            As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) of our PEO, the Company’s President and Chief Executive Officer, and the average of our other named executive officers (“Non-PEO NEOs”) and certain financial performance of our Company, illustrating pay versus performance.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)	Net (Loss) Income
2024	$ 485,043	$ 485,043	$ 285,709	$ 285,079		$ (3,174)
2023	$ 484,976	$ 492,976	$ 266,611	$ 270,997	$ 78.95	$ 1,460,284
2022	$ 493,878	$ 489,056	$ 273,082	$ 270,501	$ 64.00	$(1,313,996)

(1)	For all years presented, the PEO was A. Scott Mobley. The PEO Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

Year	Summary Compensation Table Total for PEO (a)	Summary Compensation Table Equity (b)	Year-End Fair Value of Outstanding EquityAwards Granted in Covered Year (c)	Change in Fair Value of Outstanding EquityAwards Granted in Prior Years (d)	Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year (e)	Compensation Actually Paid to PEO a-b+c+d+e
2024	$ 485,043	$ 8,867	$ 0	$ 0	$ 0	$ 493,910
2023	$ 484,976	$ 0	$ 0	$ 2,367	$ 5,633	$ 492,976
2022	$ 493,878	$ 4,800	$ 2,000	$ (1,733)	$ (289)	$ 489,056

(2)

For all years presented, the Non-PEO NEOs consisted of Paul W. Mobley, Executive Chairman of the Board and Chief Financial Officer, and Troy Branson, Executive Vice President. The Non-PEO NEOs Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

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Year	Average Summary Compensation Table Total for Non-PEO NEOs (a)	Average Summary Compensation Table Equity (b)	Average Year-End Fair Value of Outstanding EquityAwards Granted in Covered Year (c)	Average Change in Fair Value of Outstanding Equity Awards Granted in Prior Years (d)	Average Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year (e)	Average Compensation Actually Paid to Non-PEO NEOs a-b+c+d+e
2024	$ 285,709	$ 7,934	$ 0	$ 0	$ 0	$ 293,643
2023	$ 266,611	$ 0	$ 0	$ 1,751	$ 2,635	$ 270,997
2022	$ 273,082	$ 2,800	$ 1,142	$ (808)	$ (115)	$ 270,501

Please refer to the above charts to reflect the relationship of pay versus performance.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Douglas H. Coape-Arnold	19,500	-	-	19,500
Marcel Herbst	19,500	-	-	19,500
William Wildman	19,500	-	-	19,500

Each non-employee director is compensated as follows: $18,000 as an annual retainer fee paid quarterly; and a $500 fee for each Board of Directors meeting attended. The directors are all eligible for stock option grants and are reimbursed for out-of-pocket expenses incurred in connection with their board service. The Board of Directors currently does not have any standing committees.

The Company does not pay any separate compensation for directors that are also employees of the Company.

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INDEPENDENT AUDITOR’S FEES

The following table presents fees for professional audit services rendered by Sassetti for the audit of our annual financial statements for the year ended December 31, 2024 and review of our quarterly financial statements for third quarter 2024. In addition, we paid Assurance Dimensions $18,000 for review of the 2024 quarterly statements for the first and second quarters.

	2023	2024
Audit fees and review fees (1)	$111,175	$135,195

(1)

Audit fees consist of fees rendered for professional services rendered by Sassetti for the audit of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 and the review of the unaudited financial statements included in our quarterly report for the third quarter 2024 and for services rendered by Assurance Dimensions for review of the quarterly reports for the first and second quarters 2024.

The engagement of Sassetti, for conducting the audit of the Company’s financial statements for the year ended December 31, 2024, and for the review of its financial statements included in its Form 10-Q’s for the third quarter 2024, was pre-approved by the Company’s Board of Directors. Sassetti has not been engaged by the Company to perform any services other than audits of the financial statements included in its Form 10-Ks and review of the financial statements in its Form 10-Qs. The Board of Directors does not have a pre-approval policy with respect to work performed by the Company’s independent auditor.

In August 2024, the Company engaged Sassetti to replace Assurance Dimensions as the Company’s auditor to review the third quarter and the annual audit for 2024. Assurance Dimensions did review quarter one and quarter two of 2024 and approved the inclusion of the audited financial statements of 2023 to be included with the Annual Report on Form 10-K for the year ended December 31, 2024. Effective June 18, 2025, Sassetti resigned as the Company’s principal accountant. The Board of Directors of the Company is evaluating alternative independent accountants to serve as the Company’s auditor for 2025.

The Company does not expect representatives of either audit firm will attend the annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of the copies of reports of ownership and changes in ownership of the Company’s common stock, furnished to the Company, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the year ended December 31, 2024, were complied with, except that each of Messrs. A. Scott Mobley, Paul W. Mobley and Troy Branson did not timely file a Form 4 in respect of the Company’s options to purchase up to 221,667 shares, 316,667 shares and 80,000 shares of common stock, respectively.

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SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

If a shareholder wishes to have a proposal included in the Company’s proxy statement for an annual meeting, the shareholder must satisfy the requirements established under our By-Laws and the requirements established by the SEC. Rule 14a-8 under the Exchange Act, requires that shareholders requesting to have a proposal included in the Company’s proxy statement for an annual meeting of shareholders must submit their proposal in writing to the Company at least 120 days before the anniversary date of the date the Company’s proxy statement was released to shareholders for the prior year’s annual meeting. Therefore, any shareholder wanting to include a proposal in the Company’s Proxy Statement for that annual meeting must submit their proposal in writing at least 120 days before the anniversary date of the date the Company’s proxy statement was released to shareholders for the prior year’s annual meeting. Therefore, any shareholder requesting to submit a proposal for inclusion in the Company’s proxy statement for the 2026 annual shareholders’ meeting must deliver a proposal to the Secretary of the Company no later than May 1, 2026.

Any shareholder of Noble Roman’s eligible to vote in an election may also make shareholder proposals and nominations for the 2026 annual meeting outside of the process described above for proposals subject to Rule 14a-8. In order to be considered at the 2026 annual meeting, all shareholder proposals, nominations and notifications submitted outside of the process described above for proposals subject to Rule 14a-8 must (1) comply with the procedures set forth in the Company’s By-Laws and all applicable securities laws, including Rule 14a-19, and (2) be delivered to the Secretary of the Company no earlier than May 19, 2026 and no later than June 18, 2026.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the meeting other than as stated in this proxy statement, and the Company is not aware that any other matters will be presented for action at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. However, consistent with the Company’s By-Laws, the agenda for this year’s meeting was set on May 29, 2025 after which no additional matters may be submitted for consideration by our shareholders at the meeting, other than procedural issues such as adjournment, postponement or continuation. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy form promptly.

/s/ Paul W. Mobley

Paul W. Mobley,
Executive Chairman and Chief Financial Officer
August 29, 2025
Indianapolis, Indiana

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PROXY CARD

NOBLE ROMAN’S, INC. 6612 E. 75th Street, Suite 450 Indianapolis, Indiana 46250

2025 Annual Meeting Admission Ticket

Tuesday, September 16, 2025

10:30 a.m. EDT

Conference Room at Heritage Park at

6612 E. 75th Street, Indianapolis,

Indiana 46250

Upon arrival, please present this admission ticket and photo identification and any other required documents.

[Investor Name] [Investor Address]

Your note matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electrically must be

received by 1:00 a.m., ET on

September 16, 2025.

Vote Online

Go to www.investorvote.com/NROM

or scan the QR code – login details are located in the shaded bar below.

Vote by Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/NROM
Use a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

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NOBLE ROMAN’S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul W. Mobley and A. Scott Mobley, and each of them, with or without the other, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated below all of the shares of Common Stock, no par value, of Noble Roman’s, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Noble Roman’s, Inc. to be held at Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250, at 10:30 a.m., local time, September 16, 2025, and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE COMPANY’S CLASS II DIRECTOR NOMINEE.

1.	Election of one Class II Director:

Company Nominee
Paul W. Mobley
	☐ FOR	☐ WITHHOLD

This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and any adjournment or postponement thereof as permitted by Rule 14a-4(c).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” the Company nominee listed above in the election of a Class II Director.

The undersigned acknowledges receipt of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Notice of the Annual Meeting and the Proxy Statement.

Dated this 29th day of August, 2025.

PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Date

Signature

Please date and sign in the exact name in which you own Noble Roman’s, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

Date

Signature

Please date and sign in the exact name in which you own Noble Roman’s, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

NON-VOTING ITEMS

Change of Address: Please print new address below.

______________________________________

______________________________________

______________________________________

Comments: Please print your comments below.

______________________________________________________________________

______________________________________________________________________

Meeting Attendance: Please mark box to the right if you plan to attend the annual meeting. ☐

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